SUPPLEMENT DATED DECEMBER 29, 1995 TO PROSPECTUS DATED FEBRUARY 21, 1995
                                      FOR
                             LANDMARK VIP(SM) FUNDS
                        LANDMARK VIP U.S. GOVERNMENT FUND
                           LANDMARK VIP BALANCED FUND
                            LANDMARK VIP EQUITY FUND
                     LANDMARK VIP INTERNATIONAL EQUITY FUND

The fourth and fifth paragraphs under ``Management-Investment Adviser'' on page 8 of the Prospectus are deleted and replaced in their entirety by the folowing:

Landmark VIP Balanced Fund. Grant D. Hobson, Richard Goldman and Mark Lindbloom are the managers of the Balanced Fund. Mr. Hobson and Mr. Goldman manage the equity portion of the portfolio. Mr. Hobson is responsible for managing U.S. equity portfolios for trust and pension accounts of Citibank Global Asset Management and currently manages more than $1 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a Sector Portfolio Manager for Axe Houghton, formerly a divison of USF&G, where he was responsible for equity investments for pension accounts and mutual funds. Mr. Goldman is responsible for managing approximately $600 million of total assets and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He joined Citicorp's Investment Management Division in 1985. Mr. Lindbloom manages the fixed income portion of the portfolio. He came to Citibank in 1986 from Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.

Landmark VIP Equity Fund. Mr. Hobson and Mr. Goldman serve as managers of the Equity Fund. Their respective investment management experience is described above.